MEDIA RELEASE
Exhibit 99.1
Rocket Lab Announces First Quarter 2026 Financial Results: Surpasses All Guidance Metrics Including Revenue, Margin, and Adjusted EDITDA; Posts Record $200M Quarterly Revenue and over $2.2B Backlog; Guides Another Record Revenue
Long Beach, California. May 7, 2026 – Rocket Lab Corporation (Nasdaq: RKLB), a global leader in launch services and space systems, today shared the financial results for fiscal first quarter ended March 31, 2026.

“Rocket Lab has delivered another exceptional quarter with record financial performance of more than $200 million in revenue, consistent execution across launch and space systems programs, a record number of significant new contracts signed, and strategic acquisitions secured. We exited the quarter with $2.2 billion in backlog and currently have access to more than $2 billion in liquidity, putting us in a very strong position for continued growth and M&A execution.

“Rocket Lab continues to lead on execution and growth. We completed successful orbital launches and hypersonic test missions, introduced new space systems products including the highly sought after Gauss satellite electric propulsion system, have been selected to support the Department of War’s Space Based Interceptor program under Golden Dome for America in partnership with Raytheon, and expanded our leading role in hypersonic test launch with a record contract under the MACH-TB program. We also closed the Mynaric acquisition to establish our first European footprint with Rocket Lab Europe, and entered into a definitive agreement to acquire Motiv, adding Mars-proven robotics heritage to our suite of capabilities, while also insourcing costly and supply-constrained spacecraft components, including solar array drive assemblies and other precision mechanisms and motion control systems. Rocket Lab’s tailwinds are strong. We’re already embedded in the most demanding and significant space programs of our generation and we’re in an incredibly strong position to continue expanding this.”

Highlights for the First Quarter 2026, plus business updates since March 31, 2026.
•Record quarterly revenue of $200.3M, a 63.5% increase YoY
•Record GAAP gross margin of 38.2%
•Record backlog of $2.2B, up 20.2% QoQ
•Record liquidity following completion of at-the-market offering, with access to more than $2 billion in total liquidity strongly positioning the Company for further organic growth and M&A execution
•Record new launch contracts, with 31 new Electron and HASTE contracts signed in Q1, plus five new dedicated Neutron launches signed. Rocket Lab has now sold more launches in Q1 2026 than in the full year 2025, demonstrating strong continued demand and growth for the Company’s extensive launch capabilities. Rocket Lab’s total launch manifest now exceeds 70 contracted missions.
•Completed the acquisition of Mynaric AG, a leading provider of laser optical communications terminals for air, space, and mobile applications which further strengthens Rocket Lab’s extensive capabilities as a supplier of satellite components at scale to the global space market.
•Signed a definitive agreement to acquire Motiv Space Systems, a leader in space robotics, motion control systems, and precision mechanisms for spacecraft. The acquisition will achieve two strategic objectives for Rocket Lab: add Mars-proven robotics capability for advanced planetary and national security missions, and closes a critical gap in Rocket Lab’s vertical integration strategy by bringing in-house costly and supply-constrained satellite components like solar array drive assemblies (SADAs) and other precision mechanisms.
rocketlabcorp.com | media@rocketlabusa.com

MEDIA RELEASE
•Selected to directly support the Department of War’s Space Based Interceptor (SBI) program, a critical element of President Trump’s Golden Dome for America, in partnership with Raytheon and others selected for the program. Rocket Lab’s launch and satellite capabilities are both being utilized for SBI, demonstrating the value of the Company’s agile and cost-effective end-to-end space capabilities for the warfighter and positioning the Company to capture significant revenue from what could become the U.S. government’s most important national security program.
•Introduced Gauss, a new electric satellite thruster designed for high-volume production to meet the growing demand for reliable satellite propulsion across commercial and national security constellations.
•Achieved significant milestones across the Neutron program with ongoing integration and readiness of first-flight hardware, continued progress on Archimedes engine qualification, and advancement of the second stage and reusable fairing systems, positioning the medium-lift launch vehicle on track for its debut launch later this year.

Second Quarter 2026 Guidance
For the second quarter of 2026, Rocket Lab expects:
•Revenue between $225 million and $240 million.
•GAAP Gross Margins between 33% and 35%.
•Non-GAAP Gross Margins between 38% and 40%.
•GAAP Operating Expenses between $138 million and $144 million.
•Non-GAAP Operating Expenses between $120 million and $126 million.
•Interest Income, net $12.5 million.
•Adjusted EBITDA loss of between $20 million and $26 million.
•Basic Weighted Average Common Shares Outstanding of 629 million, including approximately 46 million of Series A Convertible Participating Preferred Shares.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q2 2026 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $19 million to $21 million in Q2 2026.
Conference Call Information
Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our first quarter, other updates, and to provide our outlook for the second quarter 2026.
The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabcorp.com/

rocketlabcorp.com | media@rocketlabusa.com

MEDIA RELEASE
Rocket Lab Investor Relations Contact
Patrick Vorenkamp
investors@rocketlabusa.com
Rocket Lab Media Contact
Murielle Baker
media@rocketlabusa.com
About Rocket Lab
Rocket Lab is a leading space company that provides launch services, spacecraft, payloads and satellite components serving commercial, government, and national security markets. Rocket Lab’s Electron rocket is the world’s most frequently launched orbital small rocket; its HASTE rocket provides hypersonic test launch capability for the U.S. government and allied nations; and its Neutron launch vehicle in development will unlock medium launch for constellation deployment, national security and exploration missions. Rocket Lab’s spacecraft and satellite components have enabled more than 1,700 missions spanning commercial, defense and national security missions including GPS, constellations, and exploration missions to the Moon, Mars, and Venus. Rocket Lab is a publicly listed company on the Nasdaq stock exchange (RKLB). Learn more at www.rocketlabcorp.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations of financial results for the second quarter of 2026, launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development and anticipated timeline to launch, operational expansion and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.investors.rocketlabcorp.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

rocketlabcorp.com | media@rocketlabusa.com

MEDIA RELEASE
Use of Non-GAAP Financial Measures
We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:
Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.
Other Non-GAAP Financial Measures
Non-GAAP gross profit, gross margin, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.
rocketlabcorp.com | media@rocketlabusa.com

MEDIA RELEASE
ROCKET LAB CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025
(unaudited; in thousands, except share and per share data)

	Three Months Ended March 31,
	2026	2025
Revenues:
Product revenues	$127,488	$80,804
Service revenues	72,860	41,765
Total revenues	200,348	122,569
Cost of revenues:
Cost of product revenues	81,084	53,869
Cost of service revenues	42,771	33,453
Total cost of revenues	123,855	87,322
Gross profit	76,493	35,247
Operating expenses:
Research and development, net	80,513	55,109
Selling, general and administrative	51,949	39,326
Total operating expenses	132,462	94,435
Operating loss	(55,969)	(59,188)
Other income (expense):
Interest expense	(1,274)	(6,795)
Interest income	10,149	4,209
Gain (loss) on foreign exchange	156	(134)
Other income, net	124	479
Total other income (expense), net	9,155	(2,241)
Loss before income taxes	(46,814)	(61,429)
Benefit for income taxes	1,792	813
Net loss	$(45,022)	$(60,616)
Net loss per share attributable to Rocket Lab Corporation:
Basic and diluted	$(0.07)	$(0.12)
Weighted-average common shares outstanding:
Basic and diluted	605,434,642	505,614,185
rocketlabcorp.com | media@rocketlabusa.com

MEDIA RELEASE
ROCKET LAB CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2026 AND DECEMBER 31, 2025
(unaudited; in thousands, except share and per share values)

	March 31, 2026 (unaudited)	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$1,205,499	$828,660
Marketable securities, current	177,852	187,917
Accounts receivable, net	74,955	39,001
Contract assets	75,036	61,606
Inventories	183,146	158,407
Prepaids and other current assets	83,874	89,953
Total current assets	1,800,362	1,365,544
Non-current assets:
Property, plant and equipment, net	343,988	319,473
Intangible assets, net	220,567	224,746
Goodwill	208,738	205,750
Right-of-use assets - operating leases	90,933	90,371
Right-of-use assets - finance leases	13,767	13,895
Marketable securities, non-current	93,494	82,247
Restricted cash	5,524	4,885
Deferred income tax assets, net	849	1,895
Other non-current assets	41,719	15,672
Total assets	$2,819,941	$2,324,478
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$63,112	$72,699
Accrued expenses	33,546	19,299
Employee benefits payable	40,720	25,803
Contract liabilities	241,412	195,438
Other current liabilities	23,555	21,237
Total current liabilities	402,345	334,476
Non-current liabilities:
Convertible senior notes, net	36,869	152,395
Long-term borrowings, net	1,716	1,716
Non-current operating lease liabilities	85,517	85,191
Non-current finance lease liabilities	14,568	14,653
Deferred income tax liabilities	1,352	1,241
Other non-current liabilities	13,207	12,952
Total liabilities	555,574	602,624
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Preferred stock, $0.0001 par value; authorized shares: 100,000,000; issued and outstanding shares: 45,951,250 at March 31, 2026 and December 31, 2025	5	5
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued shares: 621,718,750 and 589,525,802 at March 31, 2026 and December 31, 2025, respectively; outstanding shares: 575,767,500 and 543,574,552 at March 31, 2026 and December 31, 2025, respectively	58	54
Treasury stock, at cost; shares: 45,951,250 at March 31, 2026 and December 31, 2025	—	—
Additional paid-in capital	3,324,206	2,735,669
Accumulated deficit	(1,056,932)	(1,011,910)
Accumulated other comprehensive loss	(2,970)	(1,964)
Total stockholders’ equity	2,264,367	1,721,854
Total liabilities and stockholders’ equity	$2,819,941	$2,324,478
rocketlabcorp.com | media@rocketlabusa.com

MEDIA RELEASE
ROCKET LAB CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025
(unaudited; in thousands)

	For the Three Months Ended March 31,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(45,022)	$(60,616)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	14,990	8,707
Stock-based compensation expense	28,116	19,234
(Gain) loss on disposal of assets	(409)	13
Amortization of debt issuance costs and discount	133	831
Noncash lease expense	2,797	1,519
Change in the fair value of contingent consideration	187	—
Accretion of marketable securities purchased at a discount	(458)	(561)
Deferred income taxes	1,155	(585)
Changes in operating assets and liabilities:
Accounts receivable, net	(35,662)	(2,974)
Contract assets	(13,434)	2,165
Inventories	(24,571)	(6,308)
Prepaids and other current assets	4,081	(9,617)
Other non-current assets	(26,098)	1,571
Trade payables	(8,161)	9,779
Accrued expenses	10,825	(2,712)
Employee benefits payables	1,309	(253)
Contract liabilities	45,753	(9,294)
Other current liabilities	(2,941)	(3,699)
Non-current lease liabilities	(2,993)	(1,670)
Other non-current liabilities	71	245
Net cash used in operating activities	(50,332)	(54,225)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(27,065)	(28,677)
Proceeds on disposal of assets	715	16
Cash paid for business combinations, net of acquired cash	(8,021)	—
Purchases of marketable securities	(91,328)	(84,639)
Maturities of marketable securities	89,979	84,699
Net cash used in investing activities	(35,720)	(28,601)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from ATM Equity Offerings	450,347	92,806
Issuance costs related to ATM Equity Offerings	(4,740)	(2,088)
Proceeds from the exercise of stock options	1,081	48
Proceeds from Employee Stock Purchase Plan	4,189	2,237
Proceeds from sale of employees restricted stock units to cover taxes	52,337	17,310
Minimum tax withholding paid on behalf of employees for restricted stock units	(39,848)	(16,577)
Proceeds from secured term loans	—	25,000
Repayments on secured term loan	—	(2,894)
Payment of debt issuance costs	—	(278)
Finance lease principal payments	(73)	(61)
Net cash provided by financing activities	463,293	115,503
Effect of exchange rate changes on cash and cash equivalents	237	272
Net increase in cash and cash equivalents and restricted cash	377,478	32,949
Cash and cash equivalents, and restricted cash, beginning of period	833,545	275,302
Cash and cash equivalents, and restricted cash, end of period	$1,211,023	$308,251
rocketlabcorp.com | media@rocketlabusa.com

MEDIA RELEASE
ROCKET LAB CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025
(unaudited; in thousands)
The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended March 31,
	2026	2025
NET LOSS	$(45,022)	$(60,616)
Depreciation	7,514	5,689
Amortization	7,476	3,018
Stock-based compensation expense	28,116	19,234
Transaction costs	1,668	1,378
Interest expense	1,274	6,795
Interest income	(10,149)	(4,209)
Change in fair value of contingent consideration	187	—
Benefit for income taxes	(1,792)	(813)
(Gain) loss on foreign exchange	(156)	134
Accretion of marketable securities and cash equivalents purchased at a discount	(458)	(585)
(Gain) loss on disposal of assets	(409)	13
ADJUSTED EBITDA	$(11,751)	$(29,962)
rocketlabcorp.com | media@rocketlabusa.com

MEDIA RELEASE

	Three Months Ended March 31,
	2026	2025
GAAP Gross profit	$76,493	$35,247
Stock-based compensation	3,506	3,920
Amortization of purchased intangibles and favorable lease	6,094	1,823
Non-GAAP Gross profit	$86,093	$40,990
Non-GAAP Gross margin	43.0%	33.4%

GAAP Research and development, net	$80,513	$55,109
Stock-based compensation	(5,846)	(4,894)
Amortization of purchased intangibles and favorable lease	—	(165)
Non-GAAP Research and development, net	$74,667	$50,050

GAAP Selling, general and administrative	$51,949	$39,326
Stock-based compensation	(18,764)	(10,420)
Amortization of purchased intangibles and favorable lease	(1,105)	(776)
Transaction costs	(1,668)	(1,378)
Non-GAAP Selling, general and administrative	$30,412	$26,752

GAAP Operating expenses	$132,462	$94,435
Stock-based compensation	(24,610)	(15,314)
Amortization of purchased intangibles and favorable lease	(1,105)	(941)
Transaction costs	(1,668)	(1,378)
Non-GAAP Operating expenses	$105,079	$76,802

GAAP Operating loss	$(55,969)	$(59,188)
Total non-GAAP adjustments	36,983	23,376
Non-GAAP Operating loss	$(18,986)	$(35,812)

GAAP Total other income (expense), net	$9,155	$(2,241)
(Gain) loss on foreign exchange	(156)	134
(Gain) loss on disposal of assets	(409)	13
Change in fair value of contingent consideration	187	—
Non-GAAP Total other income (expense), net	$8,777	$(2,094)
rocketlabcorp.com | media@rocketlabusa.com